Acquisitions/Divestitures	12 Months Ended
Dec. 31, 2015
Acquisitions/Divestitures
Acquisitions/Divestitures

Note C.

Acquisitions/Divestitures

Acquisitions

Purchase price consideration for all acquisitions, as reflected in the tables in this note, is paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents.

2015

In 2015, the company completed fourteen acquisitions at an aggregate cost of $3,555 million.

Merge Healthcare, Inc. (Merge) — On October 13, 2015, the company completed the acquisition of 100 percent of Merge, a publicly held company, for cash consideration of $1,036 million. Merge is a leading provider of medical image handling and processing, interoperability and clinical systems designed to advance healthcare quality and efficiency. Merge joined the company’s Watson Health business unit, bolstering clients’ ability to analyze and cross-reference medical images against billions of data points already in the Watson Health Cloud. Goodwill of $695 million has been assigned to the Software segment. At the acquisition date, it was expected that none of the goodwill would be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired is 7.0 years.

Cleversafe, Inc. (Cleversafe) — On November 6, 2015, the company completed the acquisition of 100 percent of Cleversafe, a privately held company, for cash consideration of $1,309 million. Cleversafe is a leading developer and manufacturer of object-based storage software and appliances. Cleversafe will be integrated into the company’s Cloud business to give clients strategic data flexibility, simplified management and consistency with on-premise, cloud and hybrid cloud deployment options. Goodwill of $1,000 million has been assigned to the Global Technology Services ($590 million) and Systems Hardware ($410 million) segments. At the acquisition date, it was expected that none of the goodwill would be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired is 6.9 years.

Other Acquisitions - The Software segment completed acquisitions of eight privately held businesses: in the first quarter, AlchemyAPI, Inc. (AlchemyAPI) and Blekko, Inc. (Blekko); in the second quarter, Explorys, Inc. (Explorys) and Phytel, Inc. (Phytel); in the third quarter, Compose, Inc. (Compose) and StrongLoop, Inc. (StrongLoop); and in the fourth quarter, Clearleap, Inc. (Clearleap) and IRIS Analytics. Global Technology Services (GTS) completed acquisitions of two privately held businesses: in the second quarter, Blue Box Group, Inc. (Blue Box); and in the fourth quarter, Gravitant, Inc. (Gravitant). Global Business Services (GBS) completed acquisitions of two privately held businesses in the fourth quarter, Advanced Application Corporation (AAC) and Meteorix, LLC. (Meteorix).

Each acquisition is expected to enhance the company’s portfolio of product and services capabilities.  AlchemyAPI is a leading provider of scalable cognitive computing application program interface services and computing applications. Blekko technology provides advanced Web-crawling, categorization and intelligent filtering. Explorys provides secure cloud-based solutions for clinical integration, at-risk population management, cost of care measurement and pay-for-performance. Phytel is a leading provider of SaaS-based population health management offerings that help providers identify patients at risk for care gaps and engage the patient to begin appropriate preventative care. Blue Box provides hosted, managed, OpenStack-based production-grade private clouds for the enterprise and service provider markets. Compose offers auto-scaling, production-ready databases to help software development teams deploy data services efficiently. StrongLoop is a leading provider of application development software that enables software developers to build applications using application programming interfaces. AAC engages in system integration application development, software support and services. AAC was an affiliate of JBCC Holdings Inc. and IBM Japan Ltd. The company acquired all the shares of AAC which became a wholly owned subsidiary as of October 1, 2015. Gravitant develops cloud-based software to enable organizations to easily plan, buy and manage, or “broker,” software and computing services from multiple suppliers across hybrid clouds. Meteorix offers consulting, deployment, integration and on-going post production services for Workday Financial Management and Human Capital Management applications. Clearleap is a provider of cloud-based video services. IRIS Analytics provides technology and consultancy services to the payments industry to detect electronic payment fraud.

All acquisitions were for 100 percent of the acquired companies with the exception of the AAC acquisition.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2015.

2015 Acquisitions

	Amortization			Other
($ in millions)	Life (in Years)	Merge	Cleversafe	Acquisitions
Current assets		$94	$23	$60
Fixed assets/noncurrent assets		128	63	82
Intangible assets
Goodwill	N/A	695	1,000	895
Completed technology	5 - 7	133	364	163
Client relationships	5 - 7	145	23	95
Patents/trademarks	2 - 7	54	11	23
Total assets acquired		1,248	1,484	1,318
Current liabilities		(73)	(15)	(34)
Noncurrent liabilities		(139)	(160)	(73)
Total liabilities assumed		(212)	(175)	(107)
Total purchase price		$1,036	$1,309	$1,210

N/A - not applicable

The acquisitions were accounted for as business combinations using the acquisition method, and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquired entity were recorded at their estimated fair values at the date of acquisition. The primary items that generated the goodwill are the value of the synergies between the acquired businesses and IBM and the acquired assembled workforce, neither of which qualify as an amortizable intangible asset.

For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired is 6.4 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $717 million was assigned to the Software segment, $104 million was assigned to the GTS segment, and $74 million was assigned to the GBS segment. It is expected that 7 percent of the goodwill will be deductible for tax purposes.

On December 17, 2015, the company announced that it had entered into a definitive agreement with AT&T to acquire their application and hosting services business. The acquisition is expected to strengthen IBM's outsourcing portfolio and will align with IBM's cloud strategy.

On January 21, 2016, the company announced that it had acquired Ustream, Inc. (Ustream), a privately held company based in San Francisco, California. Ustream provides cloud-based video streaming to enterprises and broadcasters.

On January 29, 2016, the company announced that it had acquired The Weather Company’s B2B, mobile and cloud-based web-properties, weather.com, Weather Underground, The Weather Company brand and WSI, its global business-to-business brand for cash consideration of approximately $2 billion. The cable television segment was not acquired by IBM, but will license weather forecast data and analytics from IBM under a long-term contract.

On February 2, 2016, the company announced its intent to acquire Aperto, a digital agency with headquarters in Berlin, Germany. Aperto will join the IBM Interactive Experience (IBM iX) team. IBM iX provides clients a unique fusion of services spanning strategy, analytics and systems integration for scalable digital, commerce, mobile and wearable platforms. The transaction is expected to close in the first quarter of 2016.

On February 3, 2016, the company announced its intent to acquire ecx.io, a digital agency headquartered in Dusseldorf, Germany. The proposed acquisition of ecx.io will enhance IBM iX with new digital marketing, commerce and platform skills to accelerate clients’ digital transformations. The transaction is expected to close in the first quarter of 2016.

On February 18, 2016, the company announced that it had acquired Resource/Ammirati, a leading U.S. based digital marketing and creative agency, addressing the rising demand from businesses seeking to reinvent themselves for the digital economy.

On February 18, 2016, the company announced its intent to acquire Truven Health Analytics (Truven), a leading provider of healthcare analytics solutions, for estimated cash consideration of $2.6 billion. Truven has developed proprietary analytic methods and assembled analytic content assets, creating extensive national healthcare utilization, performance, quality, and cost data. The transaction is expected to close in the first quarter of 2016.

At the date of issuance of the financial statements, the initial purchase accounting for the Ustream and The Weather Company transactions was not complete.

2014

In 2014, the company completed six acquisitions at an aggregate cost of $608 million.

The Software segment completed acquisitions of five privately held companies: in the first quarter, Aspera, Inc. (Aspera) and Cloudant, Inc. (Cloudant); in the second quarter, Silverpop Systems, Inc. (Silverpop) and Cognea Group Pty LTD (Cognea); and in the third quarter, CrossIdeas Srl (CrossIdeas). Global Technology Services completed one acquisition in the third quarter, Lighthouse Security Group, LLC (Lighthouse), a privately held company.

Aspera’s technology helps make cloud computing faster, more predictable and more cost effective for big data transfers such as enterprise storage, sharing virtual images or accessing the cloud for increased computing capacity. Cloudant extends the company’s mobile and cloud platform by enabling developers to easily and quickly create next-generation mobile and web-based applications. Silverpop is a provider of cloud-based capabilities that deliver personalized customer engagements in highly scalable environments. Cognea offers personalized artificial intelligence capabilities designed to serve as an intuitive interface between human users and data-driven information. CrossIdeas delivers next generation identity and access governance capabilities to help mitigate access risks and segregation of duty violations. Lighthouse is a provider of cloud-enabled managed identity and access management solutions.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2014.

2014 Acquisitions

	Amortization	Total
($ in millions)	Life (in Years)	Acquisitions
Current assets		$56
Fixed assets/noncurrent assets		39
Intangible assets
Goodwill	N/A	442
Completed technology	5-7	68
Client relationships	7	77
Patents/trademarks	1-7	18
Total assets acquired		701
Current liabilities		(26)
Noncurrent liabilities		(67)
Total liabilities assumed		(93)
Total purchase price		$608

N/A - Not applicable

The overall weighted-average life of the identified amortizable intangible assets acquired is 6.8 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $442 million was assigned to the Software ($430 million) and GTS ($11 million) segments. It was expected that approximately 1 percent of the goodwill will be deductible for tax purposes. All acquisitions were for 100 percent of the acquired companies.

2013

In 2013, the company completed 10 acquisitions at an aggregate cost of $3,219 million.

SoftLayer Technologies, Inc. (SoftLayer) —On July 3, 2013, the company completed the acquisition of 100 percent of the privately held company, SoftLayer, a cloud computing infrastructure provider based in Dallas, Texas for cash consideration of $1,977 million. SoftLayer joined the company’s Cloud business unit, which combined SoftLayer with IBM SmartCloud into a global platform. Goodwill of $1,285 million was assigned to the Global Technology Services ($1,246 million) and Software ($39 million) segments. At the acquisition date, it was expected that none of the goodwill would be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired is 7.0 years.

Other Acquisitions — The Software segment completed acquisitions of eight privately held companies: in the first quarter, StoredIQ Inc. (StoredIQ) and Star Analytics, Inc. (Star Analytics); in the second quarter, UrbanCode Inc. (UrbanCode); in the third quarter, Trusteer, Ltd. (Trusteer) and Daeja Image Systems, Ltd. (Daeja); and in the fourth quarter, Xtify, Inc. (Xtify), The Now Factory and Fiberlink Communications (Fiberlink). Systems Hardware completed one acquisition in the third quarter, CSL International (CSL), a privately held company. All acquisitions in 2013 were for 100 percent of the acquired companies.

The acquisition of StoredIQ advances the company’s efforts to help clients derive value from big data. The combination of the company’s and Star Analytics’ software advances the company’s business analytics initiatives. UrbanCode automates the delivery of software, helping businesses quickly release and update mobile, social, big data and cloud applications. CSL deepens the consolidation cloud capabilities by offering simplified management of the virtualization environment. Trusteer extends the company’s data security capabilities further into the cloud, mobile and endpoint security space. Daeja delivers software that helps employees across all industries, especially data intensive ones such as banking, insurance and healthcare, get faster access to critical business information, and complements the company’s big data capabilities. Xtify is a leading provider of cloud-based mobile messaging tools that help organizations improve mobile sales, drive in-store traffic and engage customers with personalized offers. The Now Factory is a provider of analytics software that helps communications service providers (CSPs) deliver better customer experiences and drive new revenue opportunities. Fiberlink is a mobile management and security company, that supports the company’s expanding vision for enterprise mobility management, which encompasses secure transactions between businesses, partners, and customers.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2013.

2013 Acquisitions

	Amortization		Other
($ in millions)	Life (in Years)	SoftLayer	Acquisitions
Current assets		$80	$97
Fixed assets/noncurrent assets		300	41
Intangible assets
Goodwill	N/A	1,285	961
Completed technology	5-7	290	181
Client relationships	6-7	245	97
In-process R&D	N/A	2	—
Patents/trademarks	2-7	75	32
Total assets acquired		2,277	1,408
Current liabilities		(56)	(61)
Noncurrent liabilities		(244)	(105)
Total liabilities assumed		(300)	(166)
Total purchase price		$1,977	$1,242

N/A - not applicable

For the “Other Acquisitions,” the overall weighted-average life of the identified amortizable intangible assets acquired is 6.6 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $961 million was assigned to the Software ($948 million) and Systems Hardware ($13 million) segments. At the acquisition dates, it was expected that approximately 2 percent of the goodwill would be deductible for tax purposes.

Divestitures

Microelectronics – On October 20, 2014, IBM and GLOBALFOUNDRIES announced a definitive agreement in which GLOBALFOUNDRIES would acquire the company’s Microelectronics business, including existing semiconductor manufacturing assets and operations in East Fishkill, NY and Essex Junction, VT. The commercial OEM business to be acquired by GLOBALFOUNDRIES included custom logic and specialty foundry, manufacturing and related operations. The transaction closed on July 1, 2015.

The transaction included a 10-year exclusive manufacturing sourcing agreement in which GLOBALFOUNDRIES will provide server processor semiconductor technology for use in IBM Systems. The agreement provides the company with capacity and market-based pricing for current semiconductor nodes in production and progression to nodes in the future for both development and production needs. As part of the transaction, the company provides GLOBALFOUNDRIES with certain transition services, including IT, supply chain, packaging and test services and lab services. The initial term for these transition services is one to three years, with GLOBALFOUNDRIES having the ability to renew.

In the third quarter of 2014, the company recorded a pre-tax charge of $4.7 billion related to the sale of the Microelectronics disposal group, which was part of the Systems Hardware reportable segment. The pre-tax charge reflected the fair value less the estimated cost of selling the disposal group including an impairment to the semiconductor long-lived assets of $2.4 billion, $1.5 billion representing the cash consideration expected to be transferred to GLOBALFOUNDRIES and $0.8 billion of other related costs. Additional pre-tax charges of $116 million were recorded during 2015 related to the disposal. The cumulative pre-tax charge was $4.8 billion as of December 31, 2015. Additional charges may be recorded in future periods.

All assets and liabilities of the business, which were held for sale at June 30, 2015, were transferred at closing. The company transferred $515 million of net cash to GLOBALFOUNDRIES in the third quarter of 2015. This amount included $750 million of cash consideration, adjusted by the amount of working capital due from GLOBALFOUNDRIES and other miscellaneous items. The remaining cash consideration will be transferred over two years.

Reporting the related assets and liabilities initially as held for sale at September 30, 2014 was based on meeting all of the criteria for such reporting in the applicable accounting guidance. While the company met certain criteria for held for sale reporting in prior periods, it did not meet all of the criteria until September 30, 2014. In addition, at September 30, 2014, the company concluded that the Microelectronics business met the criteria for discontinued operations reporting. The disposal group constitutes a component under accounting guidance. The continuing cash inflows and outflows with the discontinued component are related to the manufacturing sourcing arrangement and the transition, packaging and test services. These cash flows are not direct cash flows as they are not significant and the company will have no significant continuing involvement.

Summarized financial information for discontinued operations is shown below.

($ in millions)
For the year ended December 31:	2015	2014	2013
Total revenue	$720	$1,335	$1,384
Loss from discontinued operations, before tax	(175)	(619)	(720)
Loss on disposal, before tax	(116)	(4,726)	—
Total loss from discontinued operations, before income taxes	(291)	(5,346)	(720)
Provision/(benefit) for income taxes	(117)	(1,617)	(322)
Loss from discontinued operations, net of tax	$(174)	$(3,729)	$(398)

The assets and liabilities at December 31, 2014 presented below were classified as held for sale.

($ in millions)
At December 31:	2015	2014
Assets:
Accounts receivable	$—	$245
Inventory	—	380
Property, plant & equipment, net	—	—
Other assets	—	92
Total assets	$—	$717
Liabilities:
Accounts payable	$—	$177
Deferred income	—	87
Other liabilities	—	163
Total liabilities	$—	$427

Industry Standard Server — On January 23, 2014, IBM and Lenovo Group Limited (Lenovo) announced a definitive agreement in which Lenovo would acquire the company’s industry standard server portfolio (System x) for an adjusted purchase price of $2.1 billion, consisting of approximately $1.8 billion in cash, with the balance in Lenovo common stock. The stock represented less than 5 percent equity ownership in Lenovo. The company would sell to Lenovo its System x, BladeCenter and Flex System blade servers and switches, x86-based Flex integrated systems, NeXtScale and iDataPlex servers and associated software, blade networking and maintenance operations.

IBM and Lenovo entered into a strategic relationship which included a global OEM and reseller agreement for sales of IBM’s industry-leading entry and midrange Storwize disk storage systems, tape storage systems, General Parallel File System software, SmartCloud Entry offering, and elements of IBM’s system software, including Systems Director and Platform Computing solutions. Effective with the initial closing of the transaction, Lenovo assumed related customer service and maintenance operations. IBM will continue to provide maintenance delivery on Lenovo’s behalf for an extended period of time. In addition, as part of the transaction agreement, the company will provide Lenovo with certain transition services, including IT and supply chain services. The initial term for these transition services ranges from less than one year to three years. Lenovo can renew certain services for an additional year.

The initial closing was completed on October 1, 2014. A subsequent closing occurred in most other countries in which there was a large business footprint on December 31, 2014. The remaining countries closed on March 31, 2015 resulting in a pre-tax gain of $16 million in the first quarter of 2015. In the second quarter of 2015, an additional pre-tax gain of $36 million was recorded attributed to certain adjustments resolved during the quarter. An assessment of the ongoing contractual terms of the transaction resulted in the recognition of a pre-tax gain of $11 million in the fourth quarter of 2015. A total pre-tax gain of $63 million was recognized in 2015.

Overall, the company expects to recognize a total pre-tax gain on the sale of approximately $1.6 billion, which does not include associated costs related to transition and performance-based costs. Net of these charges, the pre-tax gain is approximately $1.2 billion, of which $1.1 billion was recorded in the fourth quarter of 2014. The balance of the gain is expected to be recognized in 2019 upon conclusion of the maintenance agreement.

Customer Care — On September 10, 2013, IBM and SYNNEX announced a definitive agreement in which SYNNEX would acquire the company’s worldwide customer care business process outsourcing services business for $501 million, consisting of approximately $430 million in cash, net of balance sheet adjustments, and $71 million in SYNNEX common stock, which represented less than 5 percent equity ownership in SYNNEX. As part of the transaction, SYNNEX entered into a multi-year agreement with the company, and Concentrix, SYNNEX’s outsourcing business, became an IBM strategic business partner for global customer care business process outsourcing services.

The initial closing was completed on January 31, 2014, with subsequent closings occurring in 2014. For the full year of 2014, the company recorded a pre-tax gain of $202 million related to this transaction.

In the second quarter of 2015, resolution of the final balance sheet adjustments was concluded. An assessment of the ongoing contractual terms of the transaction resulted in the recognition of a pre-tax gain of $7 million in 2015. Through December 31, 2015, the cumulative pre-tax gain attributed to this transaction was $209 million.

Retail Store Solutions – On April 17, 2012, the company announced that it had signed a definitive agreement with Toshiba TEC for the sale of its Retail Store Solutions business. As part of the transaction, the company agreed to transfer the maintenance business to Toshiba TEC within three years of the original closing of the transaction.

The company completed the final phase of the transfer of the maintenance workforce to Toshiba in the second quarter of 2015. The parts and inventory transfer to Toshiba will commence in 2018. An assessment of the ongoing contractual terms of the transaction resulted in the recognition of a pre-tax gain of $8 million in 2015.

Overall, the company has recognized a cumulative total pre-tax gain on the sale of approximately $519 million.

Others ‒In addition to those above, the company completed the following divestitures:

2015‒In the fourth quarter of 2015, the company completed the divestiture of its Kenexa Compensation Portfolio business to SCMC Acquisition, LLC. and the divestiture of the Rational System Architect and SPSS Data Collections suite of products to UNICOM. In the second quarter of 2015, the company completed the divestiture of its Travel & Transportation kiosk business to Embross North America Ltd., and the divestiture of its Telecom Expense Management product to Tangoe, Inc. In the first quarter of 2015, the company completed the divestiture of the Algorithmics Collateral Management suite of products to SmartStream, Inc. and the divestiture of the Commerce ILOG Supply Chain Optimization Tools suite of products to Llamasoft, Inc.

All of the above transactions closed in 2015 and the financial terms related to these transactions were not material. Overall, the company recorded a pre-tax gain of $81 million related to these transactions in 2015.

2014‒In the second quarter of 2014, the company completed the divestitures of its solidDB suite of products to UNICOM Systems, Inc. and its Human Capital Management business line in France to Sopra Group. In the third quarter of 2014, the company completed the divestiture of its Cognos Finance product to UNICOM Systems, Inc., its IMS Tools Suite of products to Rocket Software, Inc., its Sterling Transportation Management System to Kewill Inc., and its ILOG JViews and Elixir Visualization products to Rogue Wave Software, Inc. In the fourth quarter of 2014, the company completed the divestiture of its Focal Point and PurifyPlus product suite to UNICOM Systems, Inc.

All of the above transactions closed in 2014 and the financial terms related to these transactions were not material. Overall, the company recorded a pre-tax gain of $132 million related to these transactions in 2014.

2013‒In the first quarter of 2013, the company completed the divestiture of its Showcase Reporting product set to Help/Systems. In the fourth quarter of 2013, the company completed two divestitures, the Applicazioni Contabili Gestionali (ACG) business to TeamSystem and the Cognos Application Development Tools (ADT) business to UNICOM Systems, Inc.

Financial terms of these transactions did not have a material impact in the consolidated financial results.